UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 4, 2025

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2025, comScore, Inc. (the "Company") issued a press release announcing its financial results for the period ended September 30, 2025. A copy of the press release announcing the foregoing is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The press release includes the Company's condensed consolidated balance sheets, its condensed consolidated statements of operations and comprehensive income (loss), a reconciliation of non-GAAP financial measures, and a schedule of solution group revenues for the applicable periods. The Company is finalizing the classification of certain items in its condensed consolidated statements of cash flows for the applicable periods and will provide such statements in its Quarterly Report on Form 10-Q for the period ended September 30, 2025.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure.
As previously disclosed, on September 26, 2025, the Company entered into separate Stock Exchange Agreements with each of Charter Communications Holding Company, LLC ("Charter"), Liberty Broadband Corporation ("Liberty") and Pine Investor, LLC ("Pine," and together with Charter and Liberty, the "Preferred Stockholders"), pursuant to which, at the closing of the transactions contemplated thereby (the "Closing"), each Preferred Stockholder will exchange the 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company currently owned by such Preferred Stockholder for (i) 4,223,621 shares of a new series of preferred stock to be designated as Series C Convertible Preferred Stock, par value $0.001 per share, which will be convertible into shares of common stock, par value $0.001 per share, of the Company ("Common Stock") and (ii) 3,286,825 shares of Common Stock (such transactions, collectively, the "Exchange"). The Closing is subject to various closing conditions, including approval by the Company's stockholders. The Company currently intends to hold a special meeting of stockholders in December 2025 to seek approval of the Exchange and related matters and, if approved, to complete the Closing shortly thereafter.
On November 4, 2025, the Company will hold a conference call to discuss its financial results for the period ended September 30, 2025. In connection with this conference call, the Company will publish materials regarding the Exchange and related matters on its investor relations website (ir.comscore.com/events-presentations) and will reference those materials during the conference call. The text of the relevant materials is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
This Item 7.01, including Exhibit 99.2 attached hereto, contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, the Company's expectations and plans regarding the proposed Exchange and related matters. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, changes in the Exchange and related terms, failure to obtain required stockholder approvals or "disinterested stockholder" approval for the Exchange and related matters, delays in holding the special stockholder meeting or closing the Exchange, external market conditions, and the Company's ability to achieve the expected benefits of the Exchange. For additional discussion of risk factors, please refer to the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that the Company makes from time to time with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website (www.sec.gov).
Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Additional Information and Where to Find It
This communication does not constitute a solicitation of any vote. This communication may be deemed to be solicitation material in respect of the proposed Exchange and related matters. The Company has filed a preliminary proxy statement on Schedule 14A with the SEC, and intends to file a definitive proxy statement on Schedule 14A with the SEC, in connection with the solicitation of proxies by the Company in connection with the proposed transaction. The definitive proxy statement will be provided to the Company's stockholders when available. The Company also intends to file other relevant documents with the SEC regarding the proposed transaction. Before making any voting decision with respect to the proposed transaction, stockholders of the Company are urged to read the definitive proxy statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction.
The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC's website at www.sec.gov or free of charge from the Company at www.comscore.com or by directing a request to the Corporate Secretary at the Company's principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, by calling the Company's proxy solicitor (Innisfree M&A Incorporated) toll-free at (877) 825-8971, or by contacting the Company's Investor Relations team at investor@comscore.com.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Participants in the Solicitation
The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company's directors and executive officers is available in its proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 30, 2025, and in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 6, 2025. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 4, 2025

99.2	Materials for November 4, 2025 Conference Call

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: November 4, 2025
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